Share of profits of equity-accounted companies	12 Months Ended
Dec. 31, 2025
Investments accounted for using equity method [abstract]
Disclosure of investments accounted for using equity method [text block]
2.6 SHARE OF PROFITS OF EQUITY-ACCOUNTED COMPANIES
The share of profits of equity-accounted companies in 2025 amounted to EUR 258 million (EUR 238 million in 2024 and EUR 215 million in 2023). Set out below is a breakdown of the most significant companies:

Profit/(loss) of equity-accounted companies (Million euro)	2025	2024	2023
407 ETR	217	188	154
JFK NTO	4	3	4
IRB	25	13	14
Private InvIT	(6)	(8)	—
Other	18	42	43
TOTAL	258	238	215
Note 3.5 provides further details of these companies’ profits/(losses).